ELEPHANT TALK COMMUNICATIONS, INC.

NOTICE OF REDEMPTION
OF WARRANTS

July 28, 2011

Dear Warrantholder:

You are receiving this letter because the records of Elephant Talk Communications, Inc. (the “Company”) indicate that you purchased units in the Company’s private placement of units pursuant to a private placement memorandum dated May 26, 2010.  These units included warrants to purchase shares of the Company’s common stock at $1.50 per share (the “Warrants”).

If you have not already exercised the total number of your warrants (the “Warrants”), the purpose of this letter (the “Notice”) is to inform you that, pursuant to Section 3(a) of the Warrant, the Company is exercising its option to redeem the Warrants at a price of $0.001 per share (the “Redemption Price”) pursuant to Section 3(a) of the Warrant.  To wit, the following conditions have been met:

(i)
the average of the last closing sale price of the Common Stock (as defined in the Warrant) on the OTC Bulletin Board, or national securities exchange, trading market or inter-dealer electronic quotation system, exceeded $2.25 per share (subject to any adjustments as provided in Section 2 of the Warrant), for twenty (20) consecutive trading days ending on the third (3rd) business day prior to the date on which this Notice is given to the holder of the Warrants; and

(ii)
during each day of the foregoing twenty (20) day trading period and through the Redemption Date (defined below), the Company had and will have an effective registration statement with a current prospectus in compliance with Sections 5 and 10 of the Securities Act on file with the Securities and Exchange Commission pursuant to which the underlying Common Stock may be sold.

The Company has fixed August 29, 2011 as the date of the redemption (the “Redemption Date”).  However pursuant to Section 3(c) of the Warrant, you may exercise the Warrants in accordance with provisions and receive shares of common stock of the Company at any time after the date of this Notice but prior to the Redemption Date. On or after the Redemption Date, you will have no further rights with regard to the Warrants except to receive, upon surrender of the Warrants, the Redemption Price.

In connection with the redemption and in order to receive the Redemption Price (or to exercise the Warrants), please send the original Warrant to the Company’s transfer agent:

Continental Stock Transfer & Trust Company
Attn: Michael G. Mullings
17 Battery Place, 8th Floor
New York, NY 10004
Tel: (212) 845-3217

If you are electing to exercise the Warrants, please also remit the amount of money equal to the number of shares underlying the Warrant times $1.50 (the exercise price ) (see wiring instructions below) together with  the original Warrant and completed Warrant Exercise Form (which is attached to the original Warrant as Exhibit A and attached hereto as Annex A), a “Situs Certificate” (the warrant holder must write a letter certifying the state of residence) and a stock power with the medallion guaranteed endorsement (obtained from your broker-dealer) of the registered Warrant holder to  Continental Stock Transfer & Trust Company at the address indicated above.

If you do not exercise the Warrant and the Warrant is redeemed, the Company will direct its transfer agent to pay the Redemption Price to you by check denominated in U.S. Dollars mailed to the address at which you have received this letter reasonably promptly following the Redemption Date.

Very truly yours,

Steven van der Velden
Chief Executive Officer and President

WIRING INSTRUCTIONS

Name of Account:	Continental Stock Transfer & Trust Company AAF Elephant
Talk Communications Inc.

Bank:	JP Morgan Chase
270 Park Avenue, 41st Floor
New York, NY 10017

Account #:	957-342756

ABA #:	021000021

SWIFT #:	CHASUS33

Exhibit A

WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ______ shares of Common Stock of Elephant Talk Communications, Inc., a California corporation, and hereby makes payment of $___________ in payment therefore, all in accordance with the terms and conditions of the Warrant dated ________, 2010.
In the event the undersigned elects to subscribe for the Common Stock by cashless exercise of the Warrant, indicate below the number of shares of Common Stock to be surrendered and provide the calculation for the number of shares of Common Stock to be surrendered:

Number of Shares to be Surrendered:  _________________________________________

Cashless Exercise Calculation:
                           _____________________________________________

Name:  ______________________________________

Signature:  ___________________________________

Signature of joint holder (if applicable):
____________________________________________

Date:  ___________________

INSTRUCTIONS FOR ISSUANCE OF STOCK
(if other than to the registered holder of the within Warrant)

Name:  ______________________________________

Address:
_____________________________________________________________________

Social Security or Taxpayer Identification Number of Recipient:
_________________________